As filed with the Securities and Exchange Commission on December 18, 2000
                                                      1933 Act File No. 33-10648
                                                      1940 Act File No. 811-4927

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                        Pre-Effective Amendment No. ___                      [ ]
                        Post-Effective Amendment No. 25                      [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 25 [ X ]

                            EXECUTIVE INVESTORS TRUST
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President

                           First Investors Series Fund
                                 95 Wall Street

                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
        [X]  immediately upon filing pursuant to paragraph (b)
        [ ]  on (date) pursuant to paragraph (b)
        [ ]  60 days after filing pursuant to paragraph (a)(1)
        [ ]  on (date) pursuant to paragraph (a)(1)
        [ ]  75 days after  filing  pursuant to  paragraph (a)(2)
        [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            EXECUTIVE INVESTORS TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

        Cover Sheet

        Contents of Registration Statement

        Prospectus for the Executive Investors Trust

        Statement of Additional Information for the Executive Investors Trust

        Part C of Form N-1A

        Signature Page

        Exhibits

[FIRST INVESTORS LOGO]

INSURED TAX EXEMPT FUND II

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                THE DATE OF THIS PROSPECTUS IS DECEMBER 18, 2000

                                    CONTENTS

OVERVIEW OF THE INSURED TAX EXEMPT FUND II

|X|  What is the Insured Tax Exempt Fund II?
| |  Objective
| |  Primary Investment Strategies
| |  Primary Risks
|X|  Who should  consider  buying the Insured Tax Exempt Fund II?
|X|  How has the Insured Tax Exempt Fund II performed?
|X|  What are the fees and expenses of the Insured Tax Exempt Fund II?

THE INSURED TAX EXEMPT FUND II IN DETAIL

|X| What are the Insured Tax Exempt Fund II's  objective,  principal  investment strategies and principal risks?
|X| Who manages the Insured Tax Exempt Fund II?

BUYING AND SELLING SHARES

How and when does the Fund price its shares?
How do I buy shares?
Which class of shares is best for me?
How do I sell shares?
Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

What about dividends and capital gain distributions?
What about taxes?
How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

                   OVERVIEW OF THE INSURED TAX EXEMPT FUND II

                     What is the Insured Tax Exempt Fund II?

Objective:       The Fund seeks a high level of  interest  income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Primary
Investment
Strategies:      The  Fund  invests  in  municipal  bonds  and  other  municipal securities  (collectively  "Municipal  Securities"),  that  pay interest that is exempt from federal income tax,  including the
                 AMT.  The Fund invests  primarily  in municipal  bonds that are insured  as to timely  payment of  interest  and  principal  by independent  insurance  companies  that  are  rated  in the top rating category by a nationally  recognized  statistical rating
                 organization,   such  as  Moody's   Investors   Service,   Inc.
                 ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more.

Primary Risks:   The most significant risk of investing in  the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds.
                 When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund primarily invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims.
                 In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                 An  investment  in the  Fund is not a bank  deposit  and is not
                 insured  or  guaranteed  by  the  Federal   Deposit   Insurance
                 Corporation or any other government agency.

           Who should consider buying the Insured Tax Exempt Fund II?

                 The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                    o Are seeking a relatively conservative investment which provides a high degree of credit quality,

                    o Are seeking income that is exempt from federal income tax, including the AMT,

                    o Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

                    o Have a long-term investment horizon and are able to ride out market cycles.

                 The Insured Tax Exempt Fund II is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

                How has the Insured Tax Exempt Fund II performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

Prior to December 18, 2000, the Fund was named the Executive Investors Insured Tax Exempt Fund and had only one undesignated class of shares. The Fund now has two classes of shares: Class A and Class B shares. The original Insured Tax Exempt Fund shares are designated as Class A shares. Class B is a new class of shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last nine calendar years. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

                               INSURED TAX EXEMPT

      1991      1992    1993    1994    1995    1996    1997    1998    1999

     13.20%    11.03%  15.74%  -3.95%  20.53%   4.11%  10.30%   7.39%  -1,92%


During the periods shown, the highest quarterly return was 8.06% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.64% (for the quarter ended March 31, 1994). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Fund's Class A shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 1999. This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. Prior to December 18, 2000, the sales charge on shares that are now designated as Class A shares was lower. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                    1 Year*          5 Years* Inception
                                                            (7/26/90)

Class A Shares                      (8.05)%          6.44%             7.51%
Class B Shares                      N/A              N/A               N/A
Lehman Index                        (2.06)%          6.90%             6.93%**


*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 7/31/90 to 12/31/99.

        What are the fees and expenses of the Insured Tax Exempt Fund II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                           Class A     Class B
                                                           Shares      Shares
                                                           ------      ------
Shareholder fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)................    6.25%       None
Maximum deferred sales charge (load)..
     (as a percentage of the lower of purchase
     price or redemption price).........................    None*        4.0%**


*A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4.0% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

Annual Fund operating expenses
(expenses that are deducted from Fund assets)


                                            Distribution                        Total
                                            and Service                      Annual Fund    Fee Waivers and
                            Management        (12b-1)         Other           Operating         Expense
                             Fees(1)         Fees (2)       Expenses(3)       Expenses(4)     Assumption(4)     Net Expenses(4)
                            ----------      -------------   -----------      -----------     --------------    ---------------
Class A Shares                1.00%            .30%            .30%             1.60%             .60%              1.00%
Class B Shares                1.00%           1.00%            .30%             2.30%             .55%              1.75%

(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees in excess of 0.30%. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.40% for the fiscal year ending December 31, 2000, and .55% for the fiscal year ending December 31, 2001.

(2) Prior to December 18, 2000, the maximum Rule 12b-1 fee on Class A shares was .50%. For the fiscal year ended December 31, 1999, the Distributor waived 12b-1 Fees in excess of 0.40%. The Distributor has contractually agreed with the Fund to waive 12b-1 Fees in excess of 0.30% for the fiscal year ending December 31, 2000, and .25% for the fiscal year ending December 31, 2001. Because the Fund pays 12b-1 Fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Adviser has contractually agreed to assume "other expenses" in excess of .10% for the fiscal year ending December 31, 2000, and .20% for the fiscal year ending December 31, 2001. For Class B shares "other expenses" are estimated.

(4) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses. Fee Waivers and Net Expenses are based upon contractual commitments for the fiscal year ending December 31, 2001.

Example
This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         One Year        Three Years       Five Years         Ten Years
If you redeem your shares:
Class A shares                             $721            $1,043            $1,388            $2,359
Class B shares                             $578             $966             $1,380            $2,417*

If you do not redeem your shares:
Class A shares                             $721            $1,043            $1,388            $2,359
Class B shares                             $178             $666             $1,180            $2,417*

*Assumes conversion to Class A shares eight years after purchase.

                    THE INSURED TAX-EXEMPT FUND II IN DETAIL

   What are the Insured Tax Exempt Fund II's objective, principal investment strategies, and principal risks?

Objective:       The Fund seeks a high level of  interest  income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies: The Fund invests at least 80% of its total assets in Municipal Securities that pay interest that is exempt from federal income tax, including the AMT. The Fund may also invest in other types of Municipal Securities. Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among Municipal Securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase bonds and other Municipal Securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While every municipal bond purchased by the Fund must be insured, the Fund is allowed to invest up to 20% of its assets in securities that are not insured. (In other words, at least 80% of the Fund's assets must be insured.) In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate-term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling Municipal Securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing Municipal Securities with shorter maturities or selling Municipal Securities with longer maturities. The Fund may, at times, engage in short term trading in an effort to improve its performance.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Up to 20% of the Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Tax Exempt Fund II:

Interest Rate Risk: The market value of Municipal Securities is affected by changes in interest rates. When interest rates rise, the market values of Municipal Securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of Municipal Securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a Municipal Security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, Municipal Securities with longer maturities and durations generally offer higher yields than Municipal Securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk: This is the risk that an issuer of Municipal Securities will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 20% of the Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

Market Risk: The Fund is subject to market risk. Municipal Securities' prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal Securities may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

Frequent Trading Risk: The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund.

                   Who Manages the Insured Tax-Exempt Fund II

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 50 mutual funds or series of funds with total net assets of approximately $6 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions.

FIMCO assumed the responsibility of managing the Fund on December 18, 2000. Prior to that date, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to the Fund. FIMCO and EIMCO are both wholly owned subsidiaries of First Investors Consolidated Corporation, and they share the same offices, employees, and resources. For the fiscal year ended December 31, 1999, EIMCO received advisory fees of 0.30% of the Fund's average daily net assets, net of waiver.

Clark D. Wagner has served as Portfolio Manager of the Fund since July 22, 1991. Prior to December 18, 2000, Mr. Wagner managed the Fund as an employee of EIMCO. He currently manages the Fund as a FIMCO employee. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

                            Buying and Selling Shares

                  How and When Does the Fund Price Its Shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Fund.

                              How do I buy shares?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interest of the Fund and its shareholders.

                      Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 Class A Shares

Your investment                 Sales Charge as a percentage of
                                -------------------------------
                                offering price     net amount invested

Less than $25,000               6.25%                     6.67%
$25,000-$49,999                 5.75                      6.10
$50,000-$99,999                 5.50                      5.82
$100,000-$249,999               4.50                      4.71
$250,000-$499,999               3.50                      3.63
$500,000-$999,999               2.50                      2.56
$1,000,000 or more                 0*                        0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

If you were a shareholder of the Fund prior to December 18, 2000, you will continue to be able to purchase additional Class A shares of the Fund at the lower sales charge which was then in effect for as long as you maintain an investment in the Fund. The following shows the sales charges that were applicable prior to December 18, 2000.

Your investment                 Sales Charge as a percentage of
                                -------------------------------
                                offering price       net amount invested

Less than $100,000              4.75%                       4.99%
$100,000-$249,999               3.90                        4.06
$250,000-$499,999               2.90                        2.99
$500,000-$999,999               2.40                        2.46
$1,000,000 or more                 0*                          0*

*If you invest $1,000,000 or more, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


                                                                                 Class B Shares

  Year of Redemption                                 CDSC as a Percentage of Purchase Price or NAV at Redemption
  ------------------                                 -----------------------------------------------------------
Within the 1st or 2nd year.......................................                       4%
Within the 3rd or 4th year.......................................                       3
In the 5th year   ...............................................                       2
In the 6th year   ...............................................                       1
Within the 7th year and 8th year.................................                       0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

      o Contacting your Representative who will place a redemption order for you;

      o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

      o Telephoning the Special Services Department of ADM at [1-800-342-6221] (if you have elected to have telephone privileges); or

      o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.



     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income, the Fund will declare on a daily basis and pay, on a monthly basis, dividends from its net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

For individual shareholders, income dividends paid by the Fund should generally be exempt from federal income taxes, including the federal AMT. Distributions by the Fund of interest income from taxable obligations, if any, and short-term capital gains are taxed to you as ordinary income. For federal income tax purposes, long-term capital gain distributions by the Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain upon request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.



---------------------------------------------------------------------------------------------------------------
                                                   PER SHARE DATA FOR CLASS A SHARES
                         ---------------------------------------------------------------------------------------

                                                                                 Less Distributions
                                          Income from Investment Operations             from
                                          ---------------------------------      ------------------

                                 Net Asset
                                     Value
                                 ---------        Net      Net Realized                       Net
                                 Beginning    Invest-    and Unrealized     Total from    Invest-         Net    Total
                                        of       ment    Gain (Loss) on     Investment       ment    Realized   Distri-
                               Year/Period     Income       Investments     Operations     Income       Gains   butions
---------------------------------------------------------------------------------------------------------------------------

INSURED TAX EXEMPT
FUND II
------------------
1995......................        $12.53       $.72         $1.80           $2.52       $.73         $.28      $1.01
1996......................         14.04        .66          (.10)            .56        .67          .11        .78
1997......................         13.82        .67           .71            1.38        .67          .12        .79
1998......................         14.41        .66           .39            1.05        .66          .24        .90
1999......................         14.56        .67          (.94)           (.27)       .65          .03        .68
2000o.....................         13.61        .33           .38             .71        .34            -        .34


*    Calculated without sales charges
+    Net of expenses waived or assumed
o        Based on the Fund's semi-annual report dated June 30, 2000
(a)  Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA

                                                                         Ratio to Average Net
                                                                        Assets Before Expenses
                                                Ratio to Average         Waived or Assumed
                                                  Net Assets +           -----------------
                                                ----------------

      Net Asset                                                                    Net
          Value       Total     Net Assets                        Net              Investment    Portfolio
            End     Return*    End of Year     Expenses    Investment    Expenses  Income (%)     Turnover
 of Year/Period         (%)  (in millions)          (%)    Income (%)         (%)                 Rate (%)
---------------- ------------ --------- ----------------- ------------ ----------- ----------- ------------

         $14.04      20.53         $13         .50           5.35            1.74      4.11        147
          13.82       4.11          15         .75           4.85            1.71      3.89        116
          14.41      10.30          16         .75           4.80            1.71      3.84        126
          14.56       7.39          17         .80           4.50            1.73      3.57        172
          13.61      (1.92)         16         .80           4.72            1.73      3.79        205
          13.98       5.25          15         .80(a)        4.86(a)         1.80(a)   3.86(a)     88


[FIRST INVESTORS LOGO]

INSURED TAX EXEMPT FUND II

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

Shareholder Manual: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                    (Investment Company Act File No.:  Executive
                                    Investors Trust 811-4927)

FIRST INVESTORS INSURED TAX EXEMPT FUND II

95 Wall Street
New York, New York  10005                                         1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 18, 2000

      This is a Statement of Additional Information ("SAI") for Executive Investors Trust ("Trust"), an open-end diversified management investment company. The Trust offers one series, the First Investors Insured Tax Exempt Fund II (the "Fund").

      This SAI is not a prospectus. It should be read in conjunction with the Trust's prospectus dated December 18, 2000 which may be obtained free of cost from the Trust at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

INVESTMENT STRATEGIES AND RISKS................................................2
INVESTMENT POLICIES............................................................3
FUTURES AND OPTIONS STRATEGIES.................................................9
PORTFOLIO TURNOVER............................................................14
INVESTMENT RESTRICTIONS.......................................................15
TRUSTEES AND OFFICERS.........................................................17
MANAGEMENT....................................................................18
UNDERWRITER...................................................................20
DISTRIBUTION PLANS............................................................20
DETERMINATION OF NET ASSET VALUE..............................................21
ALLOCATION OF PORTFOLIO BROKERAGE.............................................22
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES...................................23
TAXES.........................................................................24
PERFORMANCE INFORMATION.......................................................26
GENERAL INFORMATION...........................................................30
APPENDIX A DESCRIPTION OF COMMERCIAL PAPER RATINGS............................33
APPENDIX B DESCRIPTION OF MUNICIPAL NOTE RATINGS..............................34
APPENDIX C....................................................................46
FINANCIAL STATEMENTS..........................................................47
Shareholder Manual: A Guide to your First Investors Mutual Fund Account.......48

                         INVESTMENT STRATEGIES AND RISKS

INSURED TAX EXEMPT FUND II

         The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a tax preference item for purposes of the Federal alternative minimum tax ("AMT") ("Tax Preference Item"). Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund also may invest up to 20% of its total assets in certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively, with municipal bonds, "Municipal Instruments"). The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

         While the Fund diversifies its assets among municipal issuers in different states, municipalities and territories, from time to time it may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the Fund's assets could result in its being invested in securities that are related in such a way that economic, business, political or other developments that would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

         The Fund may make loans of portfolio securities and invest in zero coupon municipal securities. The Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after it makes the agreement to purchase the instruments. The Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. In addition, the Fund may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Investment Policies," below.

         Although the Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), the Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by First Investors Management Company, Inc. ("FIMCO" or "Adviser"). See "Debt Securities," below. However, in each instance those municipal bonds will be covered by the insurance feature and thus will be considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond that has been downgraded in rating subsequent to its purchase by the Fund.

         There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Securities held by the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that the Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Security to repay its obligations.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

      BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      BOND MARKET CONCENTRATION. The Fund may invest more than 25% of its total assets in a particular segment of the bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds. Such concentration may occur in periods when one or more of these segments offer higher yields and/or profit potential. The Fund has no fixed policy as to concentrating its investments in a particular segment of the bond market, because bonds are selected for investment based on appraisal of their individual value and income. This possible concentration of the assets of the Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of the Fund's investments could increase market risks, but risk of non-payment of interest when due, or default of principal, are covered by the insurance obtained by the Fund.

      CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund's investments in commercial paper are limited to obligations rated Prime-l by Moody's or A-l by S&P. See Appendix A for a description of commercial paper ratings.

      INSURANCE. The municipal bonds in the Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in the Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

      The Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by the Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by the Fund. AMBAC furnished the Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to the Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by the Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by the Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by the Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to the Fund, to refuse to insure any additional municipal bonds purchased by the Fund, on or after the effective date of such notice. If AMBAC so notifies the Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

      In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by the Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of the Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

      The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the Fund's shares. The Policy will be effective only as to insured municipal bonds owned by the Fund. In the event of a sale by the Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by the Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to the Fund in respect of such municipal bond. It is the intention of the Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by the Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Fund's method of valuing securities in default and securities which have a significant risk of default.

      The Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by the Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. The Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable the Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the bond.

      In addition to the contract of insurance relating to the Fund, there is a contract of insurance between AMBAC and First Investors Multi-State Insured Tax Free Fund, between AMBAC and First Investors Series Fund, between AMBAC and First Investors New York Insured Tax Free Fund, Inc. and between AMBAC and First Investors Insured Tax Exempt Fund II, Inc. Otherwise, neither AMBAC or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

      AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to AMBAC.

      AMBAC has obtained a private letter ruling from the Internal Revenue Service to the effect that AMBAC's insuring an obligation will not affect the treatment for Federal income tax purposes of interest on the obligation and that payment of insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy will be treated for Federal income tax purposes in the same manner as if the payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed;
nevertheless, those rulings may be viewed as generally indicative of the Internal Revenue Service's views on the proper interpretation of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

      AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of the Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

      The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

      INVERSE FLOATERS. The Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. The Fund may invest up to 10% of its net assets in inverse floaters.

      LOANS OF PORTFOLIO SECURITIES. The Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The Fund may make loans not in excess of 10% of its total assets.

      MUNICIPAL INSTRUMENTS. As used in this SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds, (3) certificates of participation ("COPS"), (4) municipal commercial paper; (5) municipal notes; and (6) variable rate demand instruments (`VRDIs"). Generally, the value of Municipal Instruments varies inversely with changes in interest rates.

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates.

      PRIVATE ACTIVITY BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs. CERTIFICATES OF PARTICIPATION. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPS, although this risk is mitigated by the fact that each COP will be covered by the insurance feature.

      The Board has established guidelines for determining the liquidity of COPs in the Fund's portfolio and, subject to its review, has delegated that responsibility to the Adviser. Under these guidelines, the Adviser will consider
(1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

      MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper which the Fund may purchase are rated P-1 by Moody's or A-1 by S&P or have insurance through the issuer or an independent insurance company and include unsecured, short-term, negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. A description of commercial paper ratings is contained in Appendix A.

      MUNICIPAL NOTES. Municipal notes which the Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B.

      VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that the Fund may purchase will be selected if it meets criteria established and designed by the Board to minimize risk to the Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      WHEN-ISSUED SECURITIES. The Fund may each invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment.

When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of that Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of that Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities (including zero coupon Municipal Securities) and the "interest" on pay-in-kind securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes". These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                         FUTURES AND OPTIONS STRATEGIES

      Although it does not intend to engage in such strategies in the coming year, the Fund has the legal authority to engage in certain futures strategies to hedge its portfolio, and in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC"). In addition, the Fund may engage in certain options strategies to enhance income. The Fund may sell covered listed put and call options and buy call and put on its portfolio securities and may enter into closing transactions with respect to such options. The Fund also may buy and sell financial futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options.

      Certain special characteristics of, and risks associated with, using these instruments and strategies are discussed below. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC. The discussion of these strategies does not imply that the Fund will use them to hedge against risks or for any other purpose.

      Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and, (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Fund will not use leverage in its hedging and option income strategies. The Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      OPTIONS STRATEGIES. The Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

      The Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund, to the extent described under "Investment Policies--Restricted Securities and Illiquid Investments" and therefore subject to the Fund's limitation on investments in illiquid securities. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

      The Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

      Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index or security and the market value of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security or stock index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or stock index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities market or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

      Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, that Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      FUTURES STRATEGIES. The Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

      The Fund may use interest rate futures contracts and options thereon, to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

      The Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

      The Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC and will not enter into such investments for which the aggregate initial margin and premiums exceed 5% of the Fund's total assets. This does not limit the Fund's assets at risk to 5%. The Fund has represented the foregoing to the CFTC.

      FUTURES GUIDELINES. To the extent that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), (1) the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, the Fund may not purchase interest rate futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements such Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future.

There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to that Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

      The Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

                               PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

      For the fiscal years ended December 31, 1998 and 1999, the portfolio turnover rate for the Fund was 172% and 205%, respectively.

                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

      INSURED TAX EXEMPT FUND II will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2)  Issue senior securities.

      (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

      (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

      (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

      (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

      (7) Buy or sell real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

      (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

      (9)  Make investments for the purpose of exercising control or management.

      (10) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

      (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) Enter into futures contracts or options on futures contracts other than for bona fide hedging purposes (as defined by the CFTC) if the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

      The following table lists the Trustees and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (75), President andTrustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), First Investors Management Company, Inc. ("FIMCO"), Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (44), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC; President and Chief Executive Officer, EIC; President and Director, EIMCO.

LARRY R. LAVOIE* (53), Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (78), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT   RUBINSTEIN**  (79),  Trustee,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

ROBERT GROHOL** (68), Trustee, 263 Woodland Road, Madison, NJ 07940. Retired; formerly Senior Vice President-Operating of Beneficial Management Corporation of America's Gulf Coast, Northwest and Southern groups.

JAMES M. SRYGLEY** (68), Trustee, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (68), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (71), Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (43), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (64), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (41), Vice President.  Vice  President,  First Investors  Series
Fund, First Investors Insured Tax Exempt Fund II, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., Executive Investors Trust and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

----------------------
* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
**These Trustees are members of the Board's Audit Committee.
+ Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Trustees and officers, as a group, owned less than 1% of shares of any Fund.

      All of the officers and Trustees, except for Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, First Financial Savings Bank, S.L.A., School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

      The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 1999.

                                AGGREGATE         TOTAL
                                COMPENSATION      COMPENSATION
                                FROM TRUST FOR    FROM FIRST
 TRUSTEE                        THE FUND*         INVESTORS FAMILY OF
 -------                        ---------         FUNDS PAID TO
                                                  TRUSTEE*+
                                                  ---------

James J. Coy**                       $-0-                 $-0-
Glenn O. Head                        $-0-                 $-0-
Kathryn S. Head                      $-0-                 $-0-
Larry R. Lavoie                      $-0-                 $-0-
Rex R. Reed                          $60               $42,950
Herbert Rubinstein                   $60               $42,950
James M. Srygley                     $60               $42,950
John T. Sullivan                     $-0-                 $-0-
Robert F. Wentworth                  $60               $42,950
Robert Grohol***                      $0                    $0

---------------------
* Compensation to officers and interested Trustees of the Trust is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Trustee of the Trust. Mr. Coy currently serves as an Emeritus Trustee. Mr. Coy is paid by the Adviser.
*** Mr.  Grohol  was  appointed  as a  Trustee  on June 15,  2000.  + The  First
    Investors Family of Funds consists of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended December 31, 1999.

                                   MANAGEMENT

      Investment advisory services to the Fund are provided by First Investors Management Company, Inc. ("FIMCO") pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994.

      The Advisory Agreement was approved by the Board of the Trust, including a majority of the Trustees who are not parties to the Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose. The Board of Trustees is responsible for overseeing the management of the Fund.

      Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Trust's Trustees. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Trust and the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Trust's Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trust's Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Trust's Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                                                          Annual
AVERAGE DAILY NET ASSETS                                                   RATE
------------------------                                                  ------

Up to $200 million....................................................    1.00%
In excess of $200 million up to $500 million..........................    0.75
In excess of $500 million up to $750 million..........................    0.72
In excess of $750 million up to $1.0 billion..........................    0.69
Over $1.0 billion.....................................................    0.66


      Prior to December 18, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to the Fund. FIMCO and EIMCO are both wholly owned subsidiaries of First Investors Consolidated Corporation, and their address is also 95 Wall Street, New York, NY 10005. On December 18, 2000 the Advisory Agreement was transferred from EIMCO to FIMCO with the approval of the Fund's Board of Trustees.

      For the fiscal years ended December 31, 1997, 1998 and 1999, EIMCO received advisory fees for its services of $156,479, $167,864 and $167,999, respectively. Of such amounts, EIMCO voluntarily waived $117,359, $120,222 and $117,599, respectively. For the fiscal years ended December 31, 1998 and 1999, EIMCO voluntarily assumed expenses for the Fund in the amounts of $21,698 and $22,985, respectively.

      The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of the Fund and to review additions to and deletions from the portfolio.

      The Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of the Adviser, First Investors Corporation, and the Fund's transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                                   UNDERWRITER

      The Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Fund. The Underwriting Agreement was approved by the Trust's Board, including a majority of the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to the Fund, only so long as such continuance is specifically approved at least annually by the Trust's Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Trust's Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

      Prior to December 18, 2000, Executive Investors Corporation ("EIC") served as the principal underwriter for the Fund. EIC is an affiliate of FIC. For the fiscal year ended December 31, 1997, the Fund paid EIC underwriting commissions of $6,680. For the same period, EIC reallowed an additional $28,463 to unaffiliated dealers and $5,596 to FIC. For the fiscal year ended December 31, 1998, the Fund paid EIC underwriting commissions of $9,625. For the same period, EIC reallowed an additional $76,513 to unaffiliated dealers and $1,494 to FIC. For the fiscal year ended December 31, 1999, the Fund paid EIC underwriting commissions of $6,072. For the same period, EIC reallowed an additional $31,856 to unaffiliated dealers and $6,388 to FIC.

                               DISTRIBUTION PLANS

      As stated in the Fund's Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), the Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of the Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

      Each Plan was approved by the Fund's Board, including a majority of the Independent Trustees, and by a majority of the outstanding voting securities of the relevant class of the Fund. Each Plan will continue in effect from year to year, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Trustees. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Trustees then in office.

      Each Plan can be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Any change to any Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of the Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the Independent Trustees.

      In adopting each Plan, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit the Fund and its class of shareholders. The Board believes that the amounts spent pursuant to each Plan will assist the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.

      In reporting amounts expended under the Plans to the Trustees, FIMCO will allocate expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

      Prior to December 18, 2000, the Fund had only one class of undesignated shares and had adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to that single class of shares (the "Old Plan") to compensate EIC for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts. For the fiscal year ended December 31, 1999, the Fund paid $67,199 in fees pursuant to the Old Plan. For the same period, EIC waived an additional $16,800 in fees pursuant to the Old Plan. For the fiscal year ended December 31, 1999, the EIC incurred the following expenses related to the Old Plan with respect to the Fund:

                             COMPENSATION TO   COMPENSATION TO   COMPENSATION TO
                               UNDERWRITER         DEALERS       SALES PERSONNEL
                               -----------         -------       ---------------

INSURED TAX EXEMPT FUND II         27,737                $0            $39,462


DEALER CONCESSIONS. With respect to Class A shares of the Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                       SALES CHARGES AS % OF       CONCESSION TO
                                     OFFERING     NET AMOUNT     DEALERS AS % OF
AMOUNT OF INVESTMENT                   PRICE       INVESTED       OFFERING PRICE
--------------------                   -----       --------       --------------
Less than $25,000                      6.25%         6.67%             5.13%
$25,000 but under $50,000              5.75          6.10              4.72
$50,000 but under $100,000             5.50          5.82              4.51
$100,000 but under $250,000            4.50          4.71              3.69
$250,000 but under $500,000            3.50          3.63              2.87
$500,000 but under $1,000,000          2.50          2.56              2.05


DEALER CONCESSIONS. With respect to Class A shares of the Fund, by investors who were shareholders prior to December 18, 2000, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                       SALES CHARGES AS % OF       CONCESSION TO
                                     OFFERING     NET AMOUNT     DEALERS AS % OF
AMOUNT OF INVESTMENT                   PRICE       INVESTED       OFFERING PRICE
--------------------                   -----       --------       --------------
Less than $100,000                     4.75          4.99              4.27
$100,000 but under $250,000            3.90          4.06              3.51
$250,000 but under $500,000            2.90          2.99              2.61
$500,000 but under $1,000,000          2.40          2.46              2.16


                        DETERMINATION OF NET ASSET VALUE

      Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services are provided to the Fund by Muller Data Corporation. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of the Trust.

      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.

      The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield.

      The Board may suspend the determination of the Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the United States market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                  (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

                  (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

         In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

         In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of the Fund, other funds in the First Investors Group of Funds and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board. The Trust's Board has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of the Fund's portfolio.

      For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not pay brokerage commissions.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN KIND. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

      Dividends paid by the Fund will qualify as "exempt-interest dividends" as defined in the Prospectus, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss not disallowed will be treated as described above.

      Tax-exempt interest attributable to certain PABs (including, to the extent the Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

      Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must account for the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt interest, including any

OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      If the Fund invests in any instruments that generate taxable income under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

      By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported by, in the case of exempt-interest dividends (see below), and will be taxed to shareholders for the year in which that December 31 falls.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund will realize in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

      If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             PERFORMANCE INFORMATION

      The Fund may advertise its performance in various ways.

      The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


                  T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:


                  (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Fund shares, the Fund will deduct the maximum current sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").


      Return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price for the periods ended December 31, 1999 are set forth in the tables below:

         AVERAGE ANNUAL TOTAL RETURN:*

                                            ONE YEAR         FIVE YEARS        TEN YEARS      LIFE OF FUND**
                                            --------         ----------        ---------      ------------
INSURED TAX EXEMPT FUND II                   -8.05%             6.44%             N/A             7.51%

         TOTAL RETURN:*

                                            ONE YEAR         FIVE YEARS        TEN YEARS      LIFE OF FUND**
                                            --------         ----------        ---------      ------------
INSURED TAX EXEMPT FUND II                   -8.05%            36.62%             N/A             98.02%

------------------------
* All return figures reflect the current maximum sales charge of 6.25% and dividends reinvested at net asset value. Certain expenses of the Fund have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception date for the Fund is July 26, 1990.



      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended December 31, 1999 is set forth in the tables below:

         AVERAGE ANNUAL TOTAL RETURN:*

                                             ONE YEAR         FIVE YEARS        TEN YEARS      LIFE OF FUND**
                                             --------         ----------        ---------      ------------
INSURED TAX EXEMPT FUND II                    -1.92%             7.83%             N/A             8.24%

         TOTAL RETURN:*

                                             ONE YEAR         FIVE YEARS        TEN YEARS      LIFE OF FUND**
                                             --------         ----------        ---------      --------------
INSURED TAX EXEMPT FUND II                    -1.92%            45.79%             N/A            111.19%

-----------------
* Certain expenses of the Fund have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception date for the Fund is July 26, 1990.



      Yield for the Fund is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      The Fund's tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

                     TAX FREE YIELD
                   ------------------    =    Taxable Equivalent Yield
                  1 - Your Tax Bracket


      For the 30 days ended December 31, 1999, the yield and tax-equivalent yield (assuming a Federal tax rate of 28%) for the Fund was 4.46% and 6.19%, respectively. The maximum Federal tax rate for this period was 39.6%. Some of the Fund's expenses were waived or reimbursed during this period. Accordingly, yields are higher than they would have been had such expenses not been waived or reimbursed.

      The distribution rate for the Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value.
Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1999 for shares of the Fund calculated using the offering price was 4.56%. The distribution rate for the same period for shares of the Fund calculated using the net asset value was 4.79%. During this period certain expenses of the Fund were waived or reimbursed. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived or reimbursed.

      The Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix C.

      From time to time, in reports and promotional literature, the Fund may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

      Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

      Lehman  Brothers  Aggregate  Index is an unmanaged  index which  generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

      Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

      The  NYSE  composite  of  component   indices--unmanaged  indices  of  all
      industrial, utilities, transportation, and finance stocks listed on the NYSE.

      Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

      Reuters, a wire service that frequently reports on global business.

      Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

      Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

      Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

      Standard    &    Poor's    400    Mid-Cap    Index    is   an    unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

      Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

      ORGANIZATION. The Trust is a Massachusetts business trust organized on October 28, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board shall from time to time establish. The shares of beneficial interest of the Trust are presently divided into one series, having two classes, designated Class A and Class B shares. The Trust does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust's Board will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of the Fund has equal voting rights. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.

      AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions. The fees charged to the Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Fund. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the
Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      5% SHAREHOLDERS. As of December 14, 2000, the following owned of record or beneficially 5% or more of the outstanding shares of the Fund:

      [UPDATE]

% OF SHARES             SHAREHOLDER
-----------             FIRST CLEARING CORPORATION
   10.9%                10700 WHEAT FIRST DRIVE
                        GLEN ALLEN, VA 23060



      SHAREHOLDER LIABILITY. The Trust is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify Trustees and officers with respect to litigation.

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, the Adviser, and the Underwriter have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities, including securities that may be owned by the Fund, subject to certain restrictions.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

      Standard & Poor's Ratings Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.
      - High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

      S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

      MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00

                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2000

      The financial statements which follow contain financial information for the Insured Tax Exempt Fund II for the annual period ended December 31, 1999 and the semi-annual period ended June 30, 2000.

      Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the annual period ended December 31, 1999 and the Semi-Annual Report to shareholders for the semi-annual period ended June 30, 2000 electronically filed with the Securities and Exchange Commission on March 2, 2000 and August 31, 2000, respectively.

      (Accession Number for the Annual Report:0000912057-00-009400 and Accession Number for the Semi-Annual Report:0000928816-00-000367)

                               SHAREHOLDER MANUAL:
               A GUIDE TO YOUR FIRST INVESTORS MUTUAL FUND ACCOUNT


                            EXECUTIVE INVESTORS TRUST
                                 BLUE CHIP FUND
                                 HIGH YIELD FUND
                             INSURED TAX EXEMPT FUND
                        SUPPLEMENT DATED JANUARY 28, 2000
                TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999

The following Shareholder Manual dated January 11, 2000 replaces the Shareholder Manual dated April 22, 1999:

A Guide to Your
First Investors
Mutual Fund Account

as of January 11, 2000




INTRODUCTION
Investing in mutual funds doesn't have to be complicated. Your registered representative is available to answer your questions and help you process your transactions. First Investors offers personalized service and a wide variety of mutual funds. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds.

Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.



                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000
                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026
TABLE OF CONTENTS
HOW TO BUY SHARES
To Open  an  Account................1
To Open a Retirement Account........2
Minimum Initial Investment..........2
Additional Investments..............2
Acceptable Forms of Payment.........2
Share Classes.......................2
Share Class Specification...........3
Class A Shares......................3
Class B Shares......................5
How to Pay..........................6
HOW TO SELL SHARES
Written Redemptions.................9

Telephone Redemptions...............9
Electronic Funds Transfer...........9
Systematic Withdrawal Plans.........10
Expedited Wire Redemptions..........10

HOW TO EXCHANGE SHARES
Exchange Methods....................11
Exchange Conditions.................12
Exchanging Funds with
Automatic Investments or
Systematic Withdrawals..............12

WHEN AND HOW
FUND SHARES ARE PRICED..............13

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS ARE
PROCESSED AND PRICED.................13
SPECIAL RULES FOR MONEY
MARKET FUNDS ........................14

RIGHT TO REJECT PURCHASE
OR EXCHANGE ORDERS...................15

SIGNATURE GUARANTEE
POLICY  .............................15

TELEPHONE SERVICES
Telephone Exchanges
and Redemptions......................16
Shareholder Services.................17

OTHER SERVICES.......................18

ACCOUNT STATEMENTS
Transaction Confirmation Statements..20
Master Account Statements 20
Annual and Semi-Annual Reports.......20

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions..........21
Buying a Dividend....................21

TAX FORMS  ..........................22
THE OUTLOOK..........................22

HOW TO BUY SHARES
First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1
(800) 423-4026 or visit us on-line at www.firstinvestors.com for more information.

TO  OPEN  AN  ACCOUNT
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Some types of accounts require additional paperwork.* After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.





NON-RETIREMENT
ACCOUNTS

We offer a variety of different "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual. Telephone privileges are automatically available, unless they are declined.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners.

* ADDITIONAL PAPERWORK REQUIRED FOR CERTAIN ACCOUNTS.




TYPE OF ACCOUNT      ADDITIONAL DOCUMENTS REQUIRED

Corporations   First Investors Certificate of Authority
Partnership
& Trusts

Transfer On Death    First Investors TOD Registration Request Form
(TOD)

Estates        Original or Certified Copy of Death Certificate
               Certified Copy of Letters Testamentary/Administration
               First Investors Executor's Certification & Indemnification Form

Conservatorships     Certified copy of court document appointing Conservator/
& Guardianships      Guardian

RETIREMENT  ACCOUNTS
We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

 401(K) plans for employers.

MONEY PURCHASE PENSION
& PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA. (First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)

For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

MINIMUM INITIAL
INVESTMENT
Your initial investment in a non-retirement fund account may be as little as $1,000. The minimum is waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion.


ADDITIONAL INVESTMENTS
Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

ACCEPTABLE FORMS OF PAYMENT The following forms of payment are acceptable:

-checks made payable to First Investors Corporation.

-Money Line and Automatic Payroll Investment electronic funds transfers.

-Federal Funds wire transfers.

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We DO NOT accept:

-Third party checks.
-Traveler's checks.
-Checks drawn on non-US banks.
-Money orders.
-Cash.

SHARE  CLASSES
All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.



Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

SHARE CLASS             SPECIFICATION
It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

CLASS  A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

    CLASS  A  SALES  CHARGES

                            AS A % OF          AS A % OF YOUR
    YOUR INVESTMENT       OFFERING PRICE        INVESTMENT
    up to  $24,999             6.25%              6.67%
    $25,000 - $49,999          5.75%              6.10%
    $50,000 - $99,999          5.50%              5.82%
    $100,000 - $249,999        4.50%              4.71%
    $250,000 - $499,999        3.50%              3.63%
    $500,000 - $999,999        2.50%              2.56%
    $1,000,000 or more            0%*                0%*

* If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
SALES CHARGE WAIVERS
& REDUCTIONS ON CLASS A SHARES:

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE: 1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates or by his/her spouse, child (under age 21) or child under UTMA/UGMA provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.



3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contracts or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

+ CUMULATIVE PURCHASE PRIVILEGE
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

 -Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

+ LETTER OF INTENT
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account or through cross reinvestment of dividends from another Class B share account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.



                              CLASS B SALES CHARGES

            THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:





      YEAR 1    2    3    4    5    6     7+

      CDSC 4%   4%   3%   3%   2%   1%    0%



If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.

Second-Class B shares held more than six years which are not subject to a CDSC.

Third-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON
CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions due to the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

HOW  TO  PAY
You can invest using one or more of the following options:

+ CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

AUTOMATIC INVESTMENTS:
We offer several automatic investment
programs to simplify investing.

+ MONEY LINE:
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.



Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:
1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.
HOW TO CHANGE:
Provided you have telephone privileges, you may call Shareholder Services at 1
(800) 423-4026 to:

-Increase the payment up to $999.99 provided bank and fund account registrations are the same.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.



-Change bank information (a new Money Line Application and voided check or account statement is required).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $25,000 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

+ AUTOMATIC  PAYROLL
  INVESTMENT:
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY:
1: Complete an API Application. If you are receiving a government payment and wish to participate in the API Program you must also complete the government's Direct Deposit Sign-up Form. Call Shareholder Services at 1 (800) 423-4026 for more information.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

+ WIRE  TRANSFERS:
You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors account. Federal Fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.



Shares will be purchased on the day we receive your wire transfer provided that we have received adequate instructions and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026). Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit. There are special rules for money market fund accounts.

To wire Federal Funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:
FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME
YOUR FIRST INVESTORS FUND ACCOUNT #

(First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)


+ DISTRIBUTION
  CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW  fund account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

+ SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS: You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge. -A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares. -You must invest at least $600 a year if into a new fund account. -You can invest on a monthly, quarterly, semi-annual, or annual basis. Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES
You can sell your shares on any day the New York Stock Exchange ("NYSE") is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at
1 (800) 423-4026 for more information.



WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request in good order must include:

1:  The name of the fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see Signature Guarantee Policy).

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information.


TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem non-retirement shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share certificates (issued shares);
-The redemption check is made payable to the registered owner(s) or pre-designated bank;
-The redemption check is mailed to your address of record or predesignated bank account;
-Your address of record has not changed within the past 60 days;
-The redemption amount is $50,000 or less; AND
-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed
 $100,000. Telephone redemption orders received between 4:00-5:00p.m. will be processed on the following business day.
ELECTRONIC FUNDS        TRANSFER
The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application. You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;

3:  Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.



SYSTEMATIC                 WITHDRAWAL PLANS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at
1 (800) 423-4026.

EXPEDITED  WIRE
REDEMPTIONS
(MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a day the NYSE is open for trading. These days are referred to as "Trading Days" in this manual. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following business day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your pre-designated bank account.



HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange of non-retirement fund shares is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

EXCHANGE METHODS

METHOD             STEPS TO FOLLOW

Through Your
Registered Representative Call your registered representative.

By Phone         Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1(800) 342-6221 Orders received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following business day.

                 1. You must have telephone privileges.
                     (see Telephone Transactions.)

                 2. Certificate shares cannot be exchanged by phone.

                 3. For trusts, estates, attorneys-in-fact, corporations,
                    partnerships, and other entities, additional documents

                    are required and must be on file.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE,         NJ 07095-1198 1. Send us written instructions signed by all account owners exactly as the account is registered.

                 2. Include the name and account number of your fund.

                 3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                 4.   Specify the existing account number or the name of the

                      new Fund you want to exchange into.

                 5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                 6. For trusts, estates, attorneys-in-fact, corporations,
                          partnerships, and other entities, additional
                                   documents are required.  Call Shareholder
                                   Services at 1(800) 423-4026.




EXCHANGE CONDITIONS
1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back along with the dividends earned on that amount at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Dividends earned on money market shares that were purchased by an exchange from a fund with a sales charge, may be exchanged back at net asset value. Your request must be in writing and include a statement acknowledging that a sales charge will be paid.

8: If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed but the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

EXCHANGING FUNDS  WITH  AUTOMATIC INVESTMENTS  OR  SYSTEMATIC  WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:



                      EXCHANGE           EXCHANGE          EXCHANGE A
                      ALL SHARES TO      ALL SHARES TO     PORTION OF
                      ONE FUND           MULTIPLE          SHARES TO ONE OR
                      FUNDS              MULTIPLE
                                         FUNDS

MONEY LINE            ML moves to        ML stays with     ML stays with
(ML)                  Receiving Fund     Original Fund     Original Fund


AUTOMATIC PAYROLL      API moves to      API Stays with    API stays with
 INVESTMENT (API)      Receiving Fund    Original Fund     Original Fund


SYSTEMATIC             SWP moves to      SWP               SWP stays
WITHDRAWALS            Receiving Fund    Canceled          with Original Fund
(SWP)

WHEN AND HOW  FUND SHARES ARE PRICED
Each FI Fund prices its shares each day that the NYSE is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS
ARE PROCESSED AND PRICED
The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions. Special rules also apply for emergency conditions. These are described in the Statement of Additional Information.

+ PURCHASES:
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application.

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

+ REDEMPTIONS:
As described previously in "How To Sell Shares," certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in good order in our Woodbridge, NJ office prior to 4:00 p.m., ET.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

+ EXCHANGES:
Unless you have declined telephone privileges, you or your representative may exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

+ ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES: All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

+ ORDERS PLACED  VIA      DEALERS:
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., ET and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:

CASH MANAGEMENT FUND

BANK OF NEW YORK

ABA #021000018
FI CASH MGMT. ACCOUNT 8900005696

FOR FURTHER CREDIT TO:  YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

TAX-EXEMPT MONEY MARKET FUND

BANK OF NEW YORK

ABA #021000018
FI TAX EXEMPT ACCOUNT 8900023198

FOR FURTHER CREDIT TO: YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, but before the close of regular trading on the NYSE, will be processed the following Trading Day.

There is no sales charge on Class A share money market fund purchases. However, anytime you make a redemption from a Class A share money market account and subsequently invest the proceeds in another eligible Class A share fund, the purchase will incur a sales charge unless one has already been paid.

RIGHT TO REJECT
PURCHASE OR
EXCHANGE ORDERS
A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE
GUARANTEE POLICY
A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable.

+ SIGNATURE GUARANTEES
  ARE REQUIRED:
1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE
SERVICES
TELEPHONE EXCHANGES AND REDEMPTIONS
1 (800) 342-6221
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions.

+ SECURITY MEASURES:
For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

+ ELIGIBILITY:
NON-RETIREMENT ACCOUNTS:
You can exchange or redeem shares of any non-retirement account by phone. Shares must be uncertificated and owned for 15 days for telephone redemption. See "How To Sell Shares" for additional information.

Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:
You can exchange shares of any eligible FI fund of any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan

Application is on file with the fund. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.



During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.




SHAREHOLDER SERVICES
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US TO UPDATE OR
CORRECT:
-Your address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

-The amount of your Money Line up to $999.99 per payment provided bank and fund account registrations are the same.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment on non-retirement accounts.

TO REQUEST:
-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record (non-retirement accounts only).

-Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

-Money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

-A stop payment on a dividend, redemption or money market draft check.

-Reactivation of your Money Line (provided an application and voided check is on file).

-Suspension (up to six months) or cancellation of Money Line.

-A duplicate copy of a statement or tax form.

-Cancellation of cross-reinvestment of dividends.





OTHER SERVICES
+ REINSTATEMENT PRIVILEGE:

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinstatements in Class B shares of less than $1,000.

Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

+ CERTIFICATE SHARES:
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

+ MONEY MARKET FUND DRAFT CHECKS:
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.



FEE  TABLE:
Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC,
Attn: Correspondence Dept., 581 Main Street, Woodbridge, NJ 07095-1198 to request a copy of the following records:



 .

ACCOUNT HISTORY STATEMENTS:
1974 - 1982*    $10 per year fee

1983 - present  $5 total fee for all years

Current & Two Prior Years Free

*ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974



CANCELLED CHECKS:
There is a $10 fee for a copy of a cancelled dividend, liquidation, or investment check requested. There is a $15 fee for a copy of a cancelled money market draft check.

DUPLICATE TAX FORMS:
Current Year    Free

Prior Year(s)   $7.50 per tax form per year



+ RETURN MAIL:
If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be escheated to your state (in other words turned over) in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.



+ TRANSFERRING  SHARES:
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (if any).

-The name(S), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(S).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.



ACCOUNT STATEMENTS

TRANSACTION
CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.

-check investments.

-Federal Funds wire purchases.

-redemptions.

-exchanges.

-transfers.

-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


MASTER  ACCOUNT
STATEMENTS
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

-total number of shares owned.

ANNUAL  AND
SEMI-ANNUAL  REPORTS
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.



DIVIDENDS AND
DISTRIBUTIONS
DIVIDENDS  AND
DISTRIBUTIONS
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:




DIVIDEND PAYMENT SCHEDULE

MONTHLY:                            QUARTERLY:                    ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund                Focused Equity Fund
Fund for Income                     Growth & Income Fund          Global Fund
Government Fund                     Total Return Fund             Mid-Cap Opportunity Fund
Insured Intermediate Tax-Exempt     Utilities Income Fund         Special Situations Fund
Insured Tax Exempt Fund
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund


Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.


BUYING  A  DIVIDEND
If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

 There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


TAX FORMS

TAX FORM                       DESCRIPTION                                           MAILED BY
1099-DIV   Consolidated report lists all taxable dividend and capital gains          January 31
           distributions for all of the  shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld  due to backup withholding.

1099-B     Lists proceeds from all redemptions including systematic                  January 31
           withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

1099-R     Lists taxable distributions from a retirement account. A separate         January 31
           form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

5498       Provided to shareholders who made an annual IRA                           May 31
           contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
           A separate form is issued for each fund account.

1042-S     Provided to non-resident alien shareholders to report the amount          March 15
           of fund dividends paid and the amount of federal taxes withheld.
           A separate form is issued for each fund account.

Cost Basis Uses the "average cost-single category" method to show the cost           January 31
Statement    basis of any shares sold or exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
           A separate statement, included with Form 1099-B, is issued for each fund account. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings  Consolidated report lists all amounts not subject to federal,          January 31
Report for state and local income tax for all the shareholder's accounts.
Non-Taxable Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings  Provides the percentage of income paid by each fund that may           January 31
Summary be exempt from state income tax.



THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.







(This page Intentionally Left Blank)

                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000

                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

                                INDEX TO EXHIBITS

Exhibit
Number        Description
------        -----------

23(a)         Amended and Restated Declaration of Trust(1)

23(b)         By-laws(1)

23(c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 28, 1986, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

23(d)(i) Investment Advisory Agreement between Registrant and Executive Investors Management Company, Inc.(1)

23(d)(ii)     Consent to Transfer of Investment Advisory Agreement - Filed
              herewith

23(e) Underwriting Agreement between Registrant and Executive Investors Corporation(1)

23(f)         Bonus or Profit Sharing Contracts -- None

23(g) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

23(h)(i) Administration Agreement between Registrant, Executive Investors Corporation and Administrative Data Management Corp.(1)

23(h)(ii)     Schedule A to Administration Agreement(2)

23(h)(iii)    Transfer Agency Agreement - Filed herewith

23(i)         Opinion and Consent of Counsel - To be filed

23(j)(i)      Consent of Independent Accountants - Filed herewith

23(j)(ii)     Powers of Attorney1

23(k)         Omitted Financial Statements -- None

23(l)         Initial Capital Agreements -- None

23(m)(i)      Amended and Restated Class A Distribution Plan(1)

23(m)(ii)     Amended and Restated Class A Distribution Plan - Filed herewith

23(m)(iii)    Class B Distribution Plan - Filed herewith

23(n)         Rule 18f-3 Plan - To be filed

23(o)         Reserved

23(p)         Codes of Ethics(3)

23(p)(ii)     Amended Code of Ethics - Filed herewith

----------------

(1) Incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 33-10648) filed on April 24, 1996.

(2) Incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 33-10648) filed on May 15, 1997.

(3) Incorporated by reference from Post-Effective Amendment No. 23 to Registrant's Registration Statement (File No. 33-10648) filed on April 28, 2000.

(4) Incorporated by reference from Post-Effective Amendment No. 24 to Registrant's Registration Statement (File No. 33-10648) filed on October 19, 2000.

                                                            EXHIBIT 99.23(d)(ii)

              CONSENT TO TRANSFER OF INVESTMENT ADVISORY AGREEMENT

      WHEREAS, Executive Investors Trust (the "Trust"), an open end investment company registered under the Investment Company Act of 1940, and Executive Investors Management Company ("EIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, entered into an investment advisory agreement (the "Agreement"), dated June 13, 1994, pursuant to which EIMCO serves as investment adviser to the Trust's single portfolio, currently named the Insured Tax Exempt Fund II; and

      WHEREAS, EIMCO agrees to transfer its rights, duties and obligations under the Agreement to First Investors Management Company ("FIMCO"), an investment adviser registered under the Investment Advisers Act of 1940; and

      WHEREAS,  EIMCO and  FIMCO are both  wholly  owned  subsidiaries  of First
Investors Consolidated Corporation, and share the same relevant offices, employees and resources; and

      WHEREAS, this transfer of the Agreement shall not alter or modify the terms or conditions of the Agreement; and

      WHERAS, the Trustees of the Trust, including the independent Trustees, have unanimously approved this transfer of the Agreement;

      NOW THEREFORE, the Trust, EIMCO and FIMCO agree to the above-described transfer of the Agreement and to the assumption of all of rights and duties of the Agreement by FIMCO, as of this date, December 18, 2000.

                                                For the Trust:

                                                By:  Glenn O. Head
                                                     --------------
                                                Title:  President

                                                For the Transferor: EIMCO

                                                By:  Kathryn S. Head
                                                     ---------------
                                                Title:  President

                                                For the Transferee:  FIMCO

                                                By:  Kathryn S. Head
                                                     ---------------
                                                Title:  President

                                                           EXHIBIT 99.23(h)(iii)

                            TRANSFER AGENT AGREEMENT
                            ------------------------

      This Agreement, dated as of the 20th day of May 1999, made by each FIRST INVESTORS investment company listed on Schedule A, as amended from time to time ("Fund"), and ADMINISTRATIVE DATA MANAGEMENT CORP., a corporation duly organized and existing under the laws of the State of New York ("ADM").

                                WITNESSETH THAT:
                                ---------------

      WHEREAS, ADM represents that it is currently registered and licensed with the appropriate authorities to provide services as a transfer agent of mutual funds, and will remain so registered for the duration of the Agreement; and

      WHEREAS, the Fund desires to employ ADM to provide transfer agency and related services under the terms and conditions described in this Agreement and ADM is willing to provide such services;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

      1. APPOINTMENT. The Fund hereby appoints ADM as its registrar, transfer agent, dividend disbursing agent, shareholder servicing agent and administrator of its dividend reinvestment, share accumulation, systematic withdrawal and automated payment programs (collectively its "Transfer Agent") and ADM accepts such appointment and agrees to act in such capacity upon the terms set forth in this Agreement.

      2. DEFINITIONS. As used in this Agreement capitalized terms have the meanings specified below:


      A) "Fund" means any of the Funds set forth in Schedule A existing now or in the future that becomes a party to this Agreement, and;

      B)    "Shares"  means the issued and  outstanding  shares of  beneficial
            interest, and any      fractions thereof, of the Fund;


      C) "Shareholder" means the registered owner of Shares or the beneficial owner of Shares if the name of the beneficial owner is recorded on the master security holder files;

      D) "Account" means a separate record established on ADM's books for each Shareholder in the Fund which identifies the legal registration and number of Shares owned.

      3. RESPONSIBILITIES OF ADM. ADM in its capacity as Transfer Agent will perform the usual duties and functions of a stock transfer agent for the Fund. Among other things, it will:

      A) maintain stock registry and record thereon the Shares and fractions thereof of both issued and unissued Shares for each Shareholder's Account;

      B)    open, maintain, service and close Accounts of Shareholders;


      C)    issue,   redeem,   exchange  and   transfer   Shares  in  Accounts
            established on its books and records;


      D) process initial and subsequent payments on each day the Fund is open for trading;


      E) maintain a record of sales of Shares for use by the Fund in complying with state and federal registration requirements;

      F)    deliver to the underwriter all payments received by ADM;

      G) calculate the amounts of Shares to be issued, the amounts of commissions owed to dealers, and the amounts to be paid to the underwriter;

      H)    answer   telephone  and  written   inquiries  from   Shareholders,
            securities brokers and others;

      I) calculate the amount of, and reinvest dividends and distributions declared upon Shares into Shareholder Accounts or, upon Shareholder election, pay such dividends and distributions in cash;

      J)    furnish   to   Shareholders   monthly   or   quarterly   statements,
            confirmations of transactions in Shares, prospectuses, and such other communications as may be requested by the Fund;

      K) deduct and pay the Internal Revenue Service and other payees the required amounts of tax withholdings in accordance with applicable laws, rules and regulations;

      L) mail to Shareholders such tax forms, notices, and other information relating to purchases, redemptions, dividends and distributions, as required by applicable laws, rules and regulations;

      M) prepare, maintain and file with the Internal Revenue Service and other appropriate taxing authorities reports relating to purchases, redemptions, dividends and distributions, as required by applicable laws, rules and regulations;

      N) mail annual and semi-annual reports and prospectuses prepared by or on behalf of the Fund to Shareholders;

      O) mail notices of Shareholder meetings, proxies, proxy statements and other related materials upon request by the Fund;

      P) maintain a disaster recovery site for emergency use and a separate off-site storage facility for backup computer files and data;

      Q) maintain all records required to be kept by applicable laws, rules and regulations relating to the services to be performed under this Agreement; and,

      R) comply with all other laws, rules and regulations that apply to ADM as the result of the services that it is required to perform under this Agreement.

      4. DUTY OF CARE. ADM shall exercise due care and diligence, act in good faith, and comply with the terms and conditions contained in the Fund's prospectuses, statements of additional information, shareholder applications and all applicable laws, rules and regulations in performing the services required under this Agreement.

      5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

      Without limiting the generality of the foregoing, ADM shall not be liable for:

      A) any Damages caused by delays, errors, or loss of data occurring by reason of circumstances beyond ADM's control, including but not limited to acts of civil or military authorities, national emergencies, labor difficulties, acts of God, insurrections, wars, riots or failures of the mails, transportation providers, communications providers or power suppliers; or,

      B) any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the services performed under this Agreement, except for taxes assessed against ADM in its corporate capacity based upon its compensation hereunder.

6.    INDEMNIFICATION.
      ----------------

A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

      B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

      7. DELEGATION OF DUTIES. ADM may from time to time in its sole discretion delegate some or all of its duties hereunder to any affiliate or entity, which shall perform such functions as the agent of ADM; provided, however, that the delegation of any of ADM's duties under this Agreement shall not relieve ADM of any of its responsibilities or liabilities under this Agreement.

      8. INSURANCE. ADM shall maintain insurance of the types and in the amounts deemed by it to be appropriate for the services that it provides to the Fund. To the extent that policies of insurance may provide for coverage of claims for liability or indemnity by the parties set forth in this Agreement, the contracts of insurance shall take precedence, and no provision of the Agreement shall be construed to relieve an insurer of any obligation to pay claims to the Fund, ADM or any other insured party which could otherwise be a covered claim in the absence of any provision of this Agreement.

      9. BOOKS AND RECORDS. The books and records pertaining to the Fund which are in the possession of the Transfer Agent shall be the property of the Fund and shall be returned to the Fund or its designee upon request. Such books and records shall be prepared and maintained as required by applicable laws, rules, and regulations. The Fund, or its authorized representatives, shall have access to such books and records at all times during the Transfer Agent's normal business hours. Upon request of the Fund, copies of any such books and records shall be provided by the Transfer Agent to the Fund or the Fund's authorized representative or designee at the Fund's expense.

            10.  RESPONSIBILITIES OF THE FUND.  The Fund is  responsible for:

      A) providing ADM on an ongoing basis with its current prospectuses, statements of additional information, shareholder manuals, annual and semi-annual reports, proxy notices and proxy statements;

      B) notifying ADM upon declaration of each dividend and distribution of the date of its declaration, the amount payable per Share, the record date, the payment date, the reinvestment date, and the price;

      C) transferring, or causing the Fund's Custodian or Custodians to transfer, to ADM by each payment date, the total amount of the dividend or distribution currently payable in cash; and

      D) providing ADM with its net asset value on each day the Fund is open for business and the prices which are applicable to Shareholders who are entitled to purchase Shares at reduced offering prices.


      11. COMPENSATION. The Fund agrees to pay ADM compensation for its services and to reimburse it for expenses as set forth in Schedule B attached hereto, or as shall be set forth in amendments to such schedule approved by the parties to this Agreement.

      12. ADDITIONAL SERVICES AND COMPENSATION. The Fund may with the consent of ADM decide to employ ADM to perform additional services and special projects which are not covered by this Agreement, such as proxy solicitation, proxy tabulation or special research. In such circumstances, the terms and conditions under which ADM will perform such services and the compensation it will receive will be set by mutual agreement.

      13. HOLIDAYS. Nothing contained in this Agreement is intended to or shall require ADM in any capacity hereunder to perform any functions or duties on any holiday or other day of special observances on which the Fund and ADM are closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and ADM are open.

      14. COOPERATION WITH ACCOUNTANTS. The Transfer Agent shall cooperate with the Fund's independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion as such may be required by the Fund from time to time.

      15. CONFIDENTIALITY. The Transfer Agent agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Fund and its prior, present or potential Shareholders and relative to the Fund's investment advisers, sub- advisers or underwriters and their present or potential customers; provided, however that the Transfer Agent may disclose information in response to a lawful subpoena, request from a governmental authority, or other legal process or with the consent of the Fund.

      16. ENFORCEMENT OF AGREEMENT. Notwithstanding any provision of the law to the contrary, ADM hereby waives any right to enforce this Agreement against the individual and separate assets of any Shareholder of the Fund. With respect to any obligations of the Fund arising out of this Agreement, ADM shall look for payment or satisfaction of any obligation solely to the assets and property of the Fund.

      17. ASSIGNMENT. This Agreement shall extend to, and shall be binding upon, the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by any party without the written consent of the other. In the case of the Fund, any consent to an assignment must be approved by the Board of Directors/Trustees of the Fund.

      18. TERMINATION. This Agreement may be terminated by any party to this Agreement on at least sixty (60) days advance written notice. If ADM fails at any time to maintain the necessary registrations or licenses required to act lawfully as the Fund's Transfer Agent, the Fund may terminate this Agreement upon five days written notice. In the event that ADM shall terminate this Agreement, it shall continue to perform the services required under this Agreement at the request of the Fund until a replacement is appointed. In such case, ADM shall be entitled to receive all the payments and reimbursements to which it is entitled under this Agreement.

      19. AMENDMENT. This Agreement may only be amended by a written instrument approved by both parties.

      20. NON-EXCLUSIVITY. The parties understand and agree that ADM may offer services, including the types of services covered by this Agreement, to other parties including non-affiliated mutual funds, provided that such activities do not adversely affect ADM's ability to perform the services to the Fund that are required by this Agreement.

      21. MISCELLANEOUS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be original, but such counterparts shall together constitute but one and the same instrument. This Agreement shall be construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be signed by their duly authorized officers and their seals hereunto duly affixed and attested as of the day and the year first above written.

ATTEST:                                   FIRST INVESTORS FUNDS



/s/ C. DURSO                              BY:  /s/ Glenn O. Head
------------------------------------           ------------------------
C Durso, Secretary                             Glenn O. Head, President




ATTEST:                                   ADMINISTRATIVE DATA
                                              MANAGEMENT CORP.



/S/ LARRY R. LAVOIE                             BY:  /s/ Kathryn S. Head
------------------------------------                 -------------------
Larry R. Lavoie, Assistant Secretary                 Kathryn  S.  Head,
President

                            TRANSFER AGENT AGREEMENT
                                   SCHEDULE A

                              CURRENT LIST OF FUNDS
                              ---------------------

Executive Investors Trust
      First Investors Insured Tax Exempt Fund II
First Investors Cash Management Fund, Inc.
First Investors Fund For Income, Inc.
First Investors Global Fund, Inc.
First Investors Government Fund, Inc.
First Investors Insured Tax Exempt Fund, Inc.
First Investors Life Series Fund
      Life Blue Chip Fund
      Life Cash  Management Fund
      Life Discovery  Fund Life
      Focused Equity Fund
      Life Government Fund
      Life Growth Fund
      Life High Yield Fund
      Life International Securities Fund
      Life Investment Grade Fund
      Life Target  Maturity 2007
      Life Target  Maturity 2010
      Life Target Maturity 2015
      Life Utilities Income Fund

First Investors Multi-State Insured Tax Free Fund
      Arizona Fund, California Fund, Colorado Fund, Connecticut Fund, Florida Fund, Georgia Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New Jersey Fund, North Carolina Fund, Ohio Fund, Oregon Fund, Pennsylvania Fund, Virginia Fund
First Investors New York Insured Tax Free Fund, Inc.
First Investors Series Fund
      First Investors Blue Chip Fund
      First Investors Insured Intermediate Tax Exempt Fund
      First Investors Investment Grade Fund
      First Investors Special Situations Fund
      First Investors Total Return Fund
First Investors Series Fund II, Inc.
      First Investors Focused Equity Fund
      First Investors Growth & Income Fund
      First Investors Mid-Cap Opportunity Fund
      First Investors All-Cap Growth Fund
      First Investors Utilities Income Fund
First Investors Special Bond Fund, Inc.
First Investors Tax-Exempt Money Market Fund, Inc.
First Investors U.S. Government Plus Fund
      1st  Fund

                                                                            6/00

                            TRANSFER AGENT AGREEMENT
                                   SCHEDULE B

                                  COMPENSATION
                                  ------------

FEES AND CHARGES:
----------------

      The Fund shall pay the following fees and charges of Administrative Data Management Corp. for its services under the Transfer Agent Agreement.

      For all Funds except First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc.:

Monthly  Account  Maintenance                   $0.75 per  account
New  Accounts                                   $5.00 for each account
Payments                                        $0.75 for each payment
Liquidations and Withdrawals                    $5.00 per transaction
Exchanges                                       $5.00 per transaction
Transfers                                       $10.00 per transaction
Certificates  Issued                            $3.00 per certificate issued
Systematic  Withdrawal Checks                   $1.00 per check
Dividend Processing                             $0.45 per dividend
Reports  Requested by Government  Agency        $1.00 per account
Shareholder Service Calls                       $4.00 per call
Correspondence                                  $20.00 per item

      First  Investors  Cash   Management   Fund,  Inc.  and  First  Investors
Tax-Exempt Money Market Fund, Inc.:

Monthly Account Maintenance                     $2.00 per account
Reports Requested by Government Agency          $1.00 per account

EXPENSES:
--------

      In addition to the above fees and charges, the Fund shall reimburse Administrative Data Management Corp. for all out-of-pocket costs including but not limited to the costs of postage, insurance, forms, envelopes, telephone lines and other similar items, counsel fees, including fees for the preparation of the Transfer Agent Agreement and review of the Fund's registration statements and application forms.

                                                                         5/20/99